Exhibit 10.3
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      P R I M A
      OIL & GAS COMPANY
      1801 Broadway, Suite 500
      Denver, Colorado 80202
      Tel:  303-297-2300
      Fax:  303-297-7708
      www.primaenergy.com                               March 24, 1999


Exhibit 10.3
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Unioil
Joseph Associates of Greeley, Inc.
P.O. Box 310
Evans, CO  80620



                                                   RE:   Farmout/Farmout Option
                                                         Agreement dated 11/7/96
                                                         Weld County, Colorado


Gentlemen:

       Pursuant to that certain Farmout/Farmout Option Agreement dated November 7, 1996, between Unioil, Joseph Associates of Greeley, Inc. and Prima Oil & Gas Company, Prima's rights under the Agreement terminate December 31, 1999. Due to the low oil and gas prices, Prima does not feel it would be economic to drill these locations this year. Therefore, Prima hereby requests an 18 month extension of the Farmout/Farmout Option Agreement to drill the remaining locations covered by the Agreement. This would change the termination date from December 31, 1999 to June 30, 2001 to drill the remaining locations.

       If you are in agreement with the foregoing, please sign and date one copy of this letter and return it to us as soon as possible.

       Thank you for your cooperation in this matter.




                                                    Sincerely,
                                                    PRIMA OIL & GAS COMPANY


                                                    /s/ Cindi Danner


                                                    Cindi Danner, CPL
                                                    Landman


Unioil and Joseph Associates of Greeley, Inc. hereby agree to extend the termination date of that certain Farmout/Farmout Option Agreement dated November 7, 1996, from December 31, 1999 to June 30, 2001.


UNIOIL                                        JOSEPH ASSOCIATES OF GREELEY, INC.

/s/ F. C. Jones   3-25-99                     /s/ F.C. Jones   3-25-99
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Printed Name:    F. C. Jones                  Printed Name:    F. C. Jones
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Title:  VP & Sec                              Title:  VP & Sec
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